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                                                                    EXHIBIT 99.2


                     [LETTERHEAD OF PRICEWATERHOUSECOOPERS]


                       CONSENT OF INDEPENDENT ACCOUNTANTS


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We consent to the incorporation by reference in the Prospectus Supplement of
Green Tree Financial Corporation relating to the Green Tree Home Improvement and Home Equity Loan Trust 1998-F Loan-Backed Notes of our report dated January 26, 1998 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our Firm under the caption "Experts".


                                      /s/ PricewaterhouseCoopers LLP

                                      PricewaterhouseCoopers LLP



December 22, 1998